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Polypore International, Inc.

(Name of Registrant as Specified In Its Charter)

Asahi Kasei Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On February 23, 2015, Asahi Kasei Corporation published the following investor presentation:

Asahi Kasei Agrees to Acquire Polypore Acquisition Expands Battery Separator Operations in the Field of the Environment & Energy Asahi Kasei Corporation February 23 2015

1. Positioning within our Mid-Term Management Initiative
3. Overview of Polypore Battery Separator Business
4. Significance of this Acquisition for Asahi Kasei
5. Transaction Overview, Financial Impact
2. Overview of Polypore and the Acquisition Process

Megatrends
Group Mission
and Values
Creating for Tomorrow – the Asahi Kasei
Group is creating new things for the
future based on the perspectives of
“living in health and comfort” and
“harmony with the natural environment.”
1. Business Strategy
2. Reformation of corporate systems
Promotion of “one AK” management
1. Global business expansion
2. Creation of new businesses
3. Mission, values, and vision
4. Human resource policies
5. Management control,
resource allocation
Pursuit of growth
1. Expansion of world-leading
businesses
2. Creation of new value for society
2) Residential living-related
3) Health care-related
Basic Strategy
Position within “For Tomorrow 2015”
Streamlining project for improved profit structure

1) Environment/energy-related
Promotion of businesses based on
“living in health and comfort” and
“harmony with the natural environment”

Strategic investment for growth
Investment in
existing businesses
JPY550 billion
Concept for JPY1 trillion of investment during “For Tomorrow 2015”
(total for 5 years)
Further growth
(new operations, M&A)
JPY250 billion
FY 2014 budget
(decision-adopted basis)
approx. JPY120 billion
4
JPY450 billion
Decisions adopted
in FY 2011–FY 2013
Decisions adopted in FY 2011
Decisions adopted in FY 2012
Decisions adopted in FY 2013

• Acquisition of Crystal IS
• Acquisition of ZOLL
• Establishment of joint venture for
lithium ion capacitors (LICs)
• Construction of initial production
plant for UV LEDs
Total approx. JPY200 billion
• Capacity increase for S-SBR in Singapore
• Capacity increase for acetonitrile in Korea
• Capacity increase for insulation panels
• Research complex for pharmaceuticals
• Acquisition of sales rights for
overactive bladder therapeutic drug
• Capacity increase for Bemberg
• Overseas expansion of Hipore
• Acquisition of full ownership of
Tenac JV in China
• Capacity increase for polycarbonate
diol (new plant in China)
• Overseas expansion of Hipore
• Capacity increase for spunbond
in Thailand
• New plant for plastic compounds
under construction in US (South)
FY 2011
FY 2012
FY 2013
FY 2014 plan
Non-linear
growth
measures
(FY 2011–
FY 2013)

AsahiKASEI

Mobile Applications
10% Annual Growth
600
500
400
300
200
100
0
'13
'14
'15
'16
'17

Hipore lithium-ion battery separator
Basic strategy
• Expansion in mobile applications
• Capturing demand in automotive
applications
Mobile applications
Further growth in separator market through
proactive launch of new products and
expansion of production capacity
Automotive applications
Growth in rapid-growing automotive applications, utilizing
technical strength and customer service capability
established in mobile applications
Technological development
• Development of high-function membranes suited to
various customer needs
• Utilizing technology to produce lower cost separator
Production
Moriyama: production of high-function membranes, “mother
factory” for production technology innovation
Hyuga: capacity expansion as high-volume production site
Overseas: reinforcement of processing functions in Korea
and China
Marketing
1. Mobile applications
• Reinforcement of local sales functions in key markets
2. Automotive applications
• Proactive establishment of supply to LIB producers for
automotive applications
(million m
2
)
Global demand forecast for LIB separator
(Asahi Kasei estimate)
Growing
market in
automotive
applications
Mobile
applications
Automotive
applications

Proactive expansion in line with market
growth

2. Overview of Polypore and the Acquisition Process
3. Overview of Polypore Battery Separator Business
4. Significance of this Acquisition for Asahi Kasei
5. Transaction Overview, Financial Impact
1. Positioning within our Mid-Term Management Initiative

AsahiKASEI

POLYPORE

POLYPORE
CELGARD
DARAMIC
MEMBRANA

Company
name
Polypore International, Inc. (Polypore)
(NYSE: PPO)
Establishment 1966
Business sites Headquarters: Charlotte, North Carolina
Plants: United States, Germany, France, India, Thailand, China, Korea
CEO Robert B. Toth
Business
overview
Develops, manufactures, and sells polymer membranes
Sales $636 million (in 2013)
Number of
employees
Around 2,400 (As of December 28, 2013)
Business
segments
Polypore International, Inc. Profile

Energy Storage Segment
Separations Media Segment

Applications
•
•
•
•
Polypore International, Inc.
Sales: $636 million
EBITDA: $166 million
Energy Storage Segment
Sales: $442 million
EBITDA: $116 million
Separations Media Segment
Electronics & EDVs
Sales: $130 million
Transportation & Industrial
Sales: $312 million
Healthcare Industrial & Specialty
Applications
•
•
•
Applications
•
•
Applications
•
•
•
•
•
•
Polypore’s Business Overview

* Polypore results for 2013
Mobile electronics
Power tools
Eco-friendly vehicles
Energy storage systems
Automobiles, trucks, and buses
Forklifts
Backup power
Hemodialysis
Plasmapheresis
Gasification and
degasification
Water treatment
Microelectronics
Pharmaceuticals
Food and beverages
Liquid filtration

AsahiKASEI

POLYPORE
MEMBRANA
CELGARD
DARAMIC
3M
MEMBRANA
AsahiKASEI
POLYPORE
CELGARD
DARAMIC

Acquisition Scheme
Polypore to sell its healthcare and
industrial membranes businesses to 3M
Step 1
Separations Media Business
Subsidiaries
Energy Storage Segment
Separations Media Segment
Asahi Kasei to acquire all Polypore shares
U.S. subsidiary
Energy Storage Business
Step 2
Asahi Kasei to pay around $2.2billion to purchase
Polypore’s battery separator business

Company name 3M Company (3M)
(NYSE: MMM)
Establishment 1902
Business sites Headquarters: Saint Paul, Minnesota
CEO Inge G. Thulin
Business overview Electronics, telecommunications, industrial, consumer and office, health care and safety
Sales $31.8 billion (2014)
Number of
employees
Around 88,700 (as of December 31, 2013)
3M Company Profile

2. Overview of Polypore and the Acquisition Process
4. Significance of this Acquisition for Asahi Kasei
5. Transaction Overview, Financial Impact
1. Positioning within our Mid-Term Management Initiative
3. Overview of Polypore Battery Separator Business

Consumer
electronics
(compact storage
batteries)
Portable devices
Including laptop PCs, tablets, and audio players
Mobile communication devices
Cellphones and smartphones
Appliances
and tools
(storage batteries)
Vacuum cleaners and other appliances
Electric bicycles
Lawnmowers and gardening tools
Automotive Storage batteries for eco-friendly vehicles
Hybrid, plug-in hybrid, and electric vehicles
Energy storage
systems
Grid management
Backup power

Celgard’s Business Overview
Massive
growth
potential
Market overview
Notes
Manufacturer of separators for lithium-ion batteries, leveraging advanced technologies
Has strong footing in dry-process separators
Focusing on eco-friendly vehicles with high growth potential
Greater demand for hybrid and electric vehicles in response
to tighter emissions controls and fuel efficiency
requirements
Increasing motorization, particularly in emerging countries

Daramic’s Business Overview
Market environment
Notes
Has firm footing in lead-acid battery separator market
Strong supply capability through broad product lineup and global operations
Million units
Global Vehicles in Use/Parc
1994–2019 CAGR = 6%
Replacement demand accounts for 80%* of automotive battery sales
Ongoing battery replacement revenues
*Polypore estimates
(source: BMI)
0
250
500
750
1,000
1,250
1,500
1994 1999 2004 2009
2014 E
2019 E

2. Overview of Polypore and the Acquisition Process
3. Overview of Polypore Battery Separator Business
5. Transaction Overview, Financial Impact
1. Positioning within our Mid-Term Management Initiative
4. Significance of this Acquisition for Asahi Kasei

Synergy in marketing
Synergy in R&D and manufacturing technology
Significance of Acquisition for Asahi Kasei
Synergy in human talent
Materialize growth strategies in highly promising battery separator field

16 Accelerating Strategic Growth Through Synergy Between Both Companies’ Strengths Daramic’s operations Asahi Kasei’s Hipore Manufacturing and R&D sites: Celgard’s operations

2. Overview of Polypore and the Acquisition Process
3. Overview of Polypore Battery Separator Business
4. Significance of this Acquisition for Asahi Kasei
1. Positioning within our Mid-Term Management Initiative
5. Transaction Overview, Financial Impact

Acquisition cost
Funding
approach
Asahi Kasei would draw on its cash reserves and new bridge loans, looking thereafter to procure funds to optimize its financial structure
Financial impact Goodwill, intangible assets, and other details are to be announced when they have been determined
The debt-to-equity ratio is estimated to increase to around 0.6 from the ratio of
0.3 as of end of Q3 2014
Shareholder
returns
Will continue to seek shareholder returns commensurate with business results and seek a payout ratio of approximately 30% by continuing to invest in growth fields including the environment & energy
Process
requirements
through
acquisition
completion
Notify pertinent national competition law authorities
Polypore shareholder meeting
Obtain approvals from pertinent national competition law authorities and regulators
Closing
Transaction Overview, Financial Impact

$60.50 per share
• Representing a 28.4% premium to the one-month average price of shares through February 20, 2015
• Battery separator business purchase price of some $2.2 billion

Creating for Tomorrow
The commitment of the Asahi Kasei Group:
To do all that we can in every era to help the people of the world make the most of life and attain fulfillment in living.
Since our founding, we have always been deeply committed to
contributing to the development of society,
boldly anticipating the emergence of new needs.
This is what we mean by “Creating for Tomorrow.”

Additional Information and Where to Find it
Polypore intends to file with the SEC a proxy statement in connection with the contemplated transactions.  The definitive proxy statement will be sent or given to Polypore stockholders and will contain important information about the contemplated transactions.  INVESTORS AND SECURITY HOLDERS ARE
URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at
www.sec.gov.
Certain Information Concerning Participants
Polypore and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Polypore investors and security holders in connection with the contemplated transactions.  Information about Polypore’s directors and executive officers is set forth in its proxy statement for its
2014 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at
(www.sec.gov).  Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Polypore intends to file with the SEC.

This presentation contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, as amended. Asahi Kasei, 3M, and Polypore have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this release include without limitation statements regarding the expected timing of the completion of the transactions described in this press release, Asahi Kasei’s operation of the Polypore business following completion of the contemplated transactions, and statements regarding the future operation, direction and success of Polypore’s businesses. Such statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of Polypore’s stockholders required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption caused by the announcement of the contemplated transactions making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transactions costs; actual or contingent liabilities; and
other risks and uncertainties discussed in Polypore’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of Polypore’s most recent annual report on Form 10-K. You can obtain copies of Polypore’s filings with the SEC for free at the SEC’s website (www.sec.gov).
Neither Asahi Kasei nor Polypore nor 3M undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this announcement are qualified in their entirety by this cautionary statement.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS